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                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Agreement"), entered into as of May 24, 2000 by and between FiNet.com, Inc., a Delaware corporation ("Lender"), Lowestrate.com, Inc., a Pennsylvania corporation ("Borrower"), and Robert J. Ross ("Guarantor").

                                    RECITALS:

         WHEREAS, Lender and Borrower have previously entered into a Loan and Security Agreement dated as of August 20, 1999 (the "Loan Agreement") pursuant to which Lender has loaned to Borrower the sum of $500,000 which loan is evidenced by a Promissory Note dated as of August 20, 1999 (the "Note"); and

         WHEREAS, Guarantor has guaranteed Borrower's obligations pursuant to the Loan Agreement;

         WHEREAS, Lender, Borrower and Guarantor desire to amend the terms of the Note to provide for a due date of August 20, 2001;

         NOW, THEREFORE, in consideration of the mutual promises made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

         1. All capitalized terms as used herein shall have the meanings ascribed to them in the Loan Agreement.

         2. The Note shall be amended to read as set forth in Exhibit A hereto (the "Amended Note").

         3. All other terms of the Loan Agreement shall remain in full force and effect and Borrowers obligations pursuant to the Amended Note shall be secured by the Collateral all as provided in the Loan Agreement.

         4. Borrower agrees that at any time, and from time to time, Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

         5. Lender hereby consents to the winding up, liquidation and dissolution of Borrower.

         6. No amendment or waiver of any provision of this Agreement nor consent to any departure by Borrower from this Agreement shall in any event be effective unless


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the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         IN WITNESS WHEREOF, Borrower has caused this Agreement to be duly executed and delivered as of date first above written.



                             Lender:

                                 FiNet.com, Inc.

                                 By_______________________________________

                                 Its______________________________________


                                 By_______________________________________

                                 Its______________________________________


                             Borrower:

                                 Lowestrate.com, Inc.

                                 By_______________________________________

                                 Its______________________________________


                             Guarantor:

                                 _________________________________________
                                 Robert J. Ross


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                                    EXHIBIT A

                             AMENDED PROMISSORY NOTE


$500,000.00                                                      August 20, 1999
                                                        Walnut Creek, California


         FOR VALUE RECEIVED, the undersigned, Lowestrate.com, Inc., a Pennsylvania corporation, hereby promises to pay on August 21, 2001 ("Due Date") to the order of FiNet.com, Inc., Delaware corporation, at such place as the holder of this note (the "Note") may direct in writing, the principal sum of Five Hundred Thousand Dollars ($500,000.00). This Note shall not bear interest. This Note may be prepaid at any time without premium or penalty. The undersigned may pay this Note in full at any time on or prior to the Due Date by the delivery to the holder hereof of that number of shares of common stock of FiNet.com, Inc. determined as follows: The amount to be repaid divided by the greater of (i) the average closing price of a share of common stock of FiNet.com, Inc. on the ten trading days immediately prior to the date of payment, or (ii) $2.50.

         This Note and all instruments securing same shall be deemed to be a contract entered into and made pursuant to the laws of the State of California and shall in all respects be governed, construed, and enforced in accordance with the laws of said State.

         The undersigned agrees, if this Note is placed in the hands of an attorney for collection, to pay reasonable legal costs as permitted by law.

         The undersigned waives demand, presentment for payment, notice of non-payment or dishonor, notice of protest, and protest of this Note. No delay on the part of the holder in exercising any right, power or privilege pursuant to this Note shall operate as a waiver of the same, and no single or partial exercise of any right, power or privilege shall constitute an exhaustion or waiver of any of them, all of which shall continue for the benefit of the holder.

         This Note amended that certain Promissory Note dated August 20, 1999 and is secured pursuant to a Loan and Security Agreement dated August 20, 1999.

         Dated: May 24, 2000

                                                  Lowestrate.com, Inc.

                                                  By____________________________

                                                  Its ________________

                                                  By____________________________

                                                  Its ________________


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                                    GUARANTY


         The undersigned guarantees the performance of Lowestrate.com, Inc. pursuant to the above Amended Promissory Note; provided however, the undersigned's liability hereunder may be satisfied in full, at the undersigned's option, by the delivery to the holder hereof of that number of shares of FiNet.com, Inc. Common Stock determined as follows: The amount of the unpaid principal due under the Amended Promissory Note divided by the greater of (i) the average closing price of a share of common stock of FiNet.com, Inc. on the ten trading days immediately prior to the date of payment, or (ii) $2.50. The undersigned acknowledges and agrees that the winding up, liquidation and dissolution of Lowestrate.com, Inc. and FiNet's consent thereto, shall in no way limit Lowestrate.com, Inc.'s liability under the Amended Promissory Note or the undersigned's obligations pursuant to this guaranty.


         The undersigned's obligations pursuant to this guaranty shall terminate upon payment in full of the principal amount of the Amended Promissory Note.


                                                     ___________________________
                                                     Robert J. Ross


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